1st Quarter 2026 Financial Review CENTRAL BANCOMPANY April | 2026 Exhibit 99.2

Legal Disclaimer This presentation may contain forward-looking statements within the meaning of, and intended to be covered by, the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on forward-looking statements because they are subject to numerous uncertainties and factors relating to our operations and business, all of which are difficult to predict and many of which are beyond our control. Forward- looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These forward-looking statements are generally identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other variations or comparable terminology and expressions. All statements other than statements of historical facts contained in this presentation are forward-looking statements. We have based the forward-looking statements contained herein on our current expectations and projections about future events and trends that we believe may affect our business, financial condition, results of operations and prospects. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors described in Part I Item 1A - "Risk Factors" and Part II Item 7 - "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's 2025 Annual Report on Form 10-K. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what is expected, implied or forecasted in such forward-looking statements. These forward-looking statements are inherently uncertain and you are cautioned not to unduly rely upon these statements. We undertake no obligation to update any forward-looking statements made in this presentation to reflect events or circumstances after the date of this presentation or to reflect new information or the occurrence of unanticipated events, except as required by law. This presentation includes certain non-GAAP financial measures. This information supplements the results that are reported according to generally accepted accounting principles in the United States (“GAAP”) and should not be viewed in isolation from, or as a substitute for, GAAP results. The differences between the non-GAAP financial measures and the nearest comparable GAAP financial measures are reconciled later in this presentation. We are presenting these non-GAAP financial measures because we believe, when taken collectively, they may be helpful to investors because they provide consistency and comparability with past financial performance by excluding certain items that may not be indicative of our business, results of operations or outlook. Please see Appendix for a reconciliation of the non-GAAP measures to the comparable GAAP measures. Within this presentation, we reference certain industry and sector information and statistics. We have obtained this information and these statistics from various independent, third-party sources. Nothing in the data used or derived from third-party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of internal surveys and independent sources. We believe that these external sources and estimates are reliable, but we have not independently verified them. Statements as to our market position are based on market data currently available to us. Although we are not aware of any misstatements regarding the demographic, economic, employment, industry and trade association data presented herein, these estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change. 2

1Q26 Financial Highlights Net Income of $111.1 million EPS of $0.46 ROAA of 2.20% CET1 ratio of 28.6% Excess capital1 of $7.80 per share NIM of 4.32% Fee income ratio of 23.8% Efficiency ratio of 46.3% • Net interest income of $208.6 million; FTE NIM of 4.36%2 • Noninterest income of $65.1 million; fee income ratio maintained at 24% • Noninterest expense of $126.6 million; FTE efficiency ratio of 45.7%2 • EOP loans of $11.5 billion, 1% growth from prior quarter • EOP deposits of $15.5 billion, 3% growth from prior year quarter3 • EOP Cash + Securities4 to total assets of 40% • TBV of $14.382 per share • Total excess capital1 of $1.9 billion, or $7.80 per share • Executed $32 million of our announced $50 million share repurchase authorization at an average price of $24.03 • Increased regular quarterly dividend 118% to $0.12 per share Income Statement Balance Sheet Capital 3 Notes: 1. Excess capital measured as the amount of capital above our Long Term CET1 target of 13.5% 2. Non-GAAP number. Please see non-GAAP reconciliation in Appendix 3. Comparison to prior year quarter as Central’s deposits are seasonally higher at the end of Q4 due to higher public funds deposits 4. Includes Short-term earning assets

Highlights: ■ Net Income of $111.1MM, an increase of 17.2% from the prior year quarter. ■ Net interest income increased $19.3MM or 10.2% from the prior year quarter. Please see slide 5 for further information. ■ Noninterest income increased $6.3MM or 10.7% compared to the prior year quarter. Please see slide 6 for further information. Quarter Ended % Change ($MM, unless otherwise stated) Q1'26 Q4'25 Q1'25 QoQ YoY Interest Income $258.1 $255.3 $240.2 1.1% 7.4 % Interest Expense 49.4 48.8 50.9 1.3% (2.9) % Net Interest Income 208.6 206.5 189.3 1.0% 10.2 % Provision for Credit Losses 3.1 3.0 2.9 4.3% 7.7 % Net Interest Income After Provision for Credit Losses 205.5 203.4 186.4 1.0% 10.3 % Noninterest Income 65.1 65.8 58.8 (1.0) % 10.7 % Noninterest Expense 126.6 129.5 122.3 (2.2) % 3.6 % Earnings Before Income Taxes 143.9 139.7 122.9 3.0% 17.1 % Net Income 111.1 107.6 94.8 3.3% 17.2 % Earnings Per Share $0.46 $0.47 $0.43 (1.5) % 7.2% 4 Notes: Columns may not sum due to rounding differences Income Statement Summary

Net Interest Income Highlights: ■ Net interest income (FTE)3 of $210.4MM for Q1'26 representing an increase of 10.3% YoY ■ Average earning assets increased 7.0% YoY, driven by deposit growth, earnings retention and IPO proceeds, invested in securities and short-term earning assets ■ From the prior year quarter, FTE NIM3 increased 13 bps to 4.36%, loan yield increased 4 bps to 6.24%, and cost of deposits decreased 7 bps to 1.13% *tax equivalent yield 6.20% 6.23% 6.28% 6.27% 6.24% 4.23% 4.30% 4.39% 4.41% 4.36% 1.20% 1.19% 1.19% 1.14% 1.13% Loan Yield* Net interest margin (FTE)* Cost of Deposits Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Volume 5 7% 5% 10% 12% 5% 18% 2026 2027 Base Case (100 bps) +100bps Quarterly Yield Trends Net Interest Income (FTE) YoY Waterfall Estimated Change in Net Interest Income Assuming Static Balance Sheet Relative to 20251 Notes: 1. Based on standard March 31, 2026 IRR model; flows calculated relative to base case scenario; assumes static balance sheet 2. Estimated impact on net interest income from immediate parallel shifts in both short-term and long-term interest rates at the specified levels 3. Non-GAAP number. Please see non-GAAP reconciliation in Appendix 2 2 $190,854 $13,661 $(1,398) $(933) $8,237 $210,421 1Q25 Cash & Investments Loans Funding Rate 1Q26

Highlights: ■ Noninterest income of $65.1MM for Q1’26, compared to $65.8MM for the prior quarter and $58.8MM for the prior year quarter ■ Wealth management fees rose $3.1MM, or 16.0% YoY, as assets under advice rose 18.2% to $16.0 billion at the end of the current quarter. On a QoQ basis, wealth management fees rose $0.3MM, or 1.5% with total AUA increasing 0.4%, driven by continued strong net new AUA, partially offset by a reduction from market movement ■ YoY increase in every primary noninterest income line item; QoQ declines in service charges and commissions and payment services revenue reflect seasonal nature of those businesses ■ Other income for Q1’26 included a $1.7MM gain on finalization of the consumer lease portfolio sale ■ Fee income ratio of 23.8% in Q1’26, as compared to 23.7% in the prior year quarter Noninterest Income Quarter-Ended % Change ($MM) Q1'26 Q4'25 Q1'25 QoQ YoY Service charges and commissions $14.4 $14.6 $13.9 (1.0) % 3.4 % Payment services revenue 16.4 17.1 16.0 (4.1) % 2.5 % Brokerage services 7.9 7.7 6.7 3.1% 18.2 % Fees for fiduciary services 14.3 14.2 12.5 0.7% 14.8 % Mortgage banking revenues, net 9.5 9.4 8.7 1.4% 9.3 % Investment securities (losses) gains, net - - 0.1 NM NM Other income 2.5 2.8 0.9 (10.8) % NM Total noninterest income $65.1 $65.8 $58.8 (1.0) % 10.7% 6 Notes: Columns may not sum due to rounding differences

Noninterest Expense Highlights: ■ Noninterest expense of $126.6MM for Q1’26, an increase of 3.6% from the prior year quarter ■ Salary and employee benefits increased $4.8MM, or 6.7%, reflecting higher performance-based compensation and merit increases ■ Legal and professional fees increased $1.2MM from the prior year quarter, reflecting an increase in technology improvement initiatives and additional costs associated with being a public company ■ Other expenses decreased $2.2MM from the prior year quarter. The prior year quarter contained $3.1MM of residual value losses in the consumer lease portfolio ■ Efficiency ratio (FTE)1 of 45.7%, compared to 48.7% in the prior year quarter Quarter-Ended % Change ($MM) Q1'26 Q4'25 Q1'25 QoQ YoY Salaries and employee benefits $76.0 $76.8 $71.2 (1.0) % 6.7 % Net occupancy and equipment 12.2 12.7 11.8 (4.4) % 2.7 % Computer software and maintenance 6.0 5.2 6.1 14.0% (1.3) % Marketing and business development 4.6 5.5 5.0 (16.8) % (8.1) % Legal and professional fees 6.1 5.9 4.9 2.4% 24.3 % Bankcard processing fees 7.8 7.6 7.0 2.1% 10.4 % Other expenses 14.1 15.7 16.3 (10.7) % (13.5) % Total noninterest expense $126.6 $129.5 $122.3 (2.2) % 3.6 % Memo: # of Full Time Equivalent Employees 2,918 2,905 2,918 7 Notes: Columns may not sum due to rounding differences 1. Non-GAAP number. Please see non-GAAP reconciliation in Appendix

Loan Portfolio Highlights: ■ End of period loans held for investment of $11.5 billion, an increase of 0.9% from the prior quarter ■ End of period loans held for investment, excluding other consumer loans, increased 5.6% annualized from the prior quarter and 3.3% from the prior year quarter ■ Commercial loan tailwinds continued during the quarter, supported by commercial real estate originations and moderating payoff activity ■ Consumer loan growth was driven by strong mortgage origination and HELOC utilization despite continued moderation in the consumer installment portfolio and the sale of the lease portfolio Loan Portfolio Breakdown (%) C&D, 4% C&I, 15% Non-OO CRE, 28% OO CRE, 14% 1-4 Family, 30% Home Equity Lines, 4% Consumer, 4% Period-End Balances % Change Dollars in millions Q1'26 Q4'25 Q1'25 QoQ YoY Construction & development $513 $571 $489 (10.2) % 4.8 % Commercial, financial & agricultural 1,741 1,761 1,768 (1.2) % (1.5) % Non-owner-occupied CRE 3,267 3,150 3,278 3.7% (0.3) % Owner-occupied CRE 1,583 1,580 1,608 0.2% (1.5) % Commercial real estate 4,850 4,731 4,886 2.5% (0.7) % Total commercial loans 7,104 7,063 7,143 0.6% (0.6) % Residential mortgage loans 3,423 3,321 3,112 3.1% 10.0 % Home equity lines of credit 423 411 358 2.9% 18.2 % Consumer credit card 93 98 88 (5.2) % 6.3 % Other consumer loans 499 551 835 (9.5) % (40.2) % Total consumer loans 4,438 4,382 4,392 1.3% 1.0 % Total unpaid principal balance 11,542 11,444 11,536 0.9% 0.1 % Add: Unearned income (9) (10) (24) (2.8) % (60.5) % Loans held for investment $11,533 $11,435 $11,512 0.9% 0.2% 8 Notes: Columns may not sum due to rounding differences

Deposit Portfolio 54% 36% 10% 9 Notes: Columns may not sum due to rounding differences 1. Deposit costs reflect quarterly figures on an annualized basis Q1'26 Q4'25 Q1'25 Average Balance % Change Dollars in millions Period- End Average Balance Cost1 Period- End Average Balance Cost1 Period- End Average Balance Cost1 QoQ YoY Noninterest-bearing $5,563 $5,513 $5,616 $5,375 $5,336 $5,074 2.6% 8.6 % Savings and interest-bearing demand 8,285 8,382 1.54% 8,612 7,962 1.52% 8,055 8,005 1.54% 5.3% 4.7 % Time 1,617 1,631 2.87% 1,635 1,672 3.01% 1,682 1,686 3.19% (2.4) % (3.2) % Total $15,465 $15,526 1.13% $15,863 $15,009 1.14% $15,073 $14,765 1.20% 3.4% 5.2 % Q1'26 Q4'25 Q1'25 Average Balance % Change Dollars in millions Period- End Average Balance Cost1 Period- End Average Balance Cost1 Period- End Average Balance Cost1 QoQ YoY Commercial $5,249 $5,238 0.87% $5,286 $5,181 0.90% $5,083 $4,817 0.92% 1.1% 8.7 % Consumer 8,059 7,884 0.91% 7,927 7,778 0.93% 7,837 7,655 0.96% 1.4% 3.0 % Public Funds 2,157 2,403 2.44% 2,649 2,050 2.52% 2,152 2,292 2.60% 17.2% 4.8 % Total Deposits $15,465 $15,526 1.13% $15,863 $15,009 1.14% $15,073 $14,765 1.20% 3.4% 5.2 % Highlights: ■ Average non-public deposit growth was 1.3% during the quarter and 5.2% compared to the prior year quarter ■ Cost of deposits of 1.13% compared to 1.20% in the prior year quarter ■ Cost of deposits decreased 1 bp QoQ; excluding mix shift into public funds, cost decreased 5 bps QoQ ■ Non-time deposits represent 90% of EOP total deposits ■ Uninsured & uncollateralized deposits (excluding intercompany accounts) represent 21.5% of EOP total deposits

Key Balance Sheet Ratios CET1 Cash + Securities / Total Assets 24.4% 23.8% 24.6% 28.1% 28.6% Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 37.5% 36.3% 36.7% 40.9% 39.9% Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Components of Book Value Per Share1 Period End Loans to Deposits 76.5% 76.7% 76.7% 72.4% 74.8% Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 10 Notes: Dollars in millions 1. Core TBVPS and Excess TBVPS are non-GAAP measures. See Appendix for non-GAAP reconciliation. $14.69 $14.38 $14.88 $15.69 $15.81 $6.98 $7.05 $7.14 $6.73 $6.58 $6.11 $5.72 $6.15 $7.50 $7.80 Core TBVPS Excess TBVPS BVPS Q1'25 Q2'25 Q3'25 Q4'25 Q1'26

Asset Quality Allowance for Credit Losses Nonperforming Assets / Total Assets2Net Charge-Offs / Average Loans1 Delinquencies3 Notes: Dollars in millions 1. Quarterly metrics shown on an annualized basis 2. Other NPAs include foreclosed and other repossessed assets 3. Delinquencies represent accruing loans ≥ 30 days past due $153.7 $149.4 $149.5 $149.7 $149.9 1.34% 1.32% 1.32% 1.31% 1.30% ACL / Loans HFI Allowance for Credit Losses on LHFI Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 11 $55.5 $53.9 $57.4 $52.0 $54.8 $6.1 $6.3 $6.6 $6.0 $2.7 $29.7 $27.1 $32.5 $28.8 $29.0 $19.7 $20.5 $18.3 $17.2 $23.1 0.28% 0.28% 0.30% 0.25% 0.27% NPAs / Total Assets Nonperforming Commercial Loans Nonperforming Consumer Loans Other NPAs Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 $3.5 $4.3 $3.4 $2.8 $2.9 $2.3 $2.9 $2.2 $2.1 $2.6 $1.2 $1.4 $1.3 $0.8 $0.3 0.12% 0.15% 0.12% 0.10% 0.10% NCOs / Average Loans Commercial Net C/O Consumer Net C/O Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 $38.8 $27.1 $23.7 $36.4 $45.0 $26.9 $16.9 $18.5 $26.4 $28.8 $11.8 $10.2 $5.2 $10.0 $16.2 0.34% 0.24% 0.21% 0.32% 0.39% Delinquent Loans / Loans HFI Delinquent Commercial Loans Delinquent Consumer Loans Q1'25 Q2'25 Q3'25 Q4'25 Q1'26

Consolidated and Bank Level Capital Ratios Capital Position CET1 Ratio 28.1% 28.6% 12.9% 12.9% Q4'25 Q1'26 Tier 1 Capital Ratio 28.1% 28.6% 12.9% 12.9% Q4'25 Q1'26 Total Capital Ratio 29.3% 29.9% 14.1% 14.1% Q4'25 Q1'26 Leverage Ratio 17.9% 17.4% 8.2% 7.9% Q4'25 Q1'26 Highlights: ■ Excess capital of $1.9 billion measured as the amount above our long term CET1 target of 13.5% ■ Excess capital of $7.80 per share ■ Given our historical track record on credit and level of residential mortgage loans, we expect that the proposed regulatory capital changes will be a small benefit for us 12

Capital Stewardship 13 Excess Capital is a Strategic Asset • Over half of our capital is excess, but it produces just over 11% of our net income • Taking into account excess capital, which is held at the holding company, market valuations currently imply a P/E multiple on the core bank of just 10x MRQ (and even lower on a forward basis) or a ~3 turn discount to high performing peers1 Proven Capital Allocation Over Long-Term Core vs. Excess: Per Share Components2 Core vs. Excess: Returns and Valuation Components2 Notes: 1. Core bank P/E multiple reflects 3/31/26 closing stock price less excess TBVPS to a 13.5% CET1 ratio divided by annualized MRQ EPS less implied EPS on average excess capital using an opportunity cost of tax-effected daily average IORB for the quarter. Financial data reflects most recent publicly available quarter. High-performing peers include CFR, CBSH, GBCI, CBU, FFIN and BANF. 2. TBVPS and ROTCE are non-GAAP measures. See Appendix for non-GAAP reconciliations. $14.38 $6.58 $7.80 Core Excess 2026Q1 $0.00 $10.00 $20.00 $1.66 $0.21 Core Excess 2026Q1 $0.00 $1.00 $2.00 TBVPS EPS Annualized 2.8% Assumed 1x TBVPS 24.5% Implied ~10x EPS ROTCE Valuation Ex ce ss C or e We will increase ROTCE as we invest excess capital • Continuous exploration of attractive ROIC acquisitions, which would drive net income and ROTCE higher • Increased regular quarterly dividend by 118% to a 26% payout ratio • Initiated a share repurchase that we believe takes advantage of increased secondary liquidity from pre-IPO non-affiliated shares and attractive prices, delivering an acquisition ROIC of approximately 12%

Appendix

Balance Sheet Summary Quarter Ended % Change ($MM, unless otherwise stated) Q1'26 Q4'25 Q1'25 QoQ YoY Interest-Bearing Cash and Bank Deposits $1,378 $2,065 $1,550 (33.3) % (11.1) % Investment Securities 6,791 6,422 5,803 5.7% 17.0 % Gross Loans 11,533 11,435 11,512 0.9% 0.2 % Total Assets 20,456 20,752 19,585 (1.4) % 4.4 % Total Deposits 15,465 15,863 15,073 (2.5) % 2.6 % Fed Funds Purchased & Customer Repurchases 1,067 1,012 1,097 5.4% (2.8) % Total Customer Funds 16,532 16,874 16,170 (2.0) % 2.2 % Total Liabilities 16,658 16,968 16,341 (1.8) % 1.9 % Total Stockholders' Equity $3,798 $3,784 $3,244 0.4% 17.1 % Tangible Book Value Per Share ($) $14.38 $14.24 $13.09 1.0% 9.8% 15 Notes: Columns may not sum due to rounding differences

Central Bancompany’s History & Overview 1902 Creation of Central Bank 1973 Expanded into St. Louis, Missouri 1993 Added Our 50th Location 2001-2007 Midwest expansion into Oklahoma and Kansas 2022 Expanded into the State of Florida 1980 First Automated Teller Machine (ATM) 1998 Launched Internet Banking 2008 New Family Leadership 2019 Completed Acquisitions of Liberty Bancorp and Platte County Bancshares (Kansas City MSA) 2023 Named “Best Customer Service Bank” by Newsweek 1969 Renamed The Central Trust Bank 2017 Expanded into the State of Colorado Present 1 of only 2 banks named to Top 50 of Forbes Magazine’s “America’s Best Banks” every year since 2009 1966 Early adopter of computerized banking, with installation of IBM mainframe 1933 During the Great Depression, made loan to the State of Missouri to assist with making payroll and paying other expenses Founded in 1902 by the great- grandfather of our Executive Chairman, Bryan Cook and currently ~$20Bn super-community bank with operations primarily in MO, KS, OK, and CO Industry leading profitability and growth, with a ~10% earnings CAGR since 1972 Driven by a traditional, yet highly diversified and advanced, community banking business model and a consistent culture, represented by our slogan, “Strong Roots, Endless Possibilities” Recognized as the #9 Best Bank by Forbes in 2026 and is only one of two banks that has been in the Top 50 every year since 2009 16

Our Vision & Culture To Become a Leading Financial Services Provider in Each Community We Serve Notes: 1. Net Promoter Score represents Central Bancompany’s latest available figure for Consumer, Commercial and Wealth businesses weighted by number of responses on our most recent customer survey 2. As of December 31, 2025 3. S&P Global Market Intelligence as of June 30, 2025 NOTABLE CULTURE DEDICATED EMPLOYEES HAPPY CUSTOMERS OUR VISION To become a leader in every market we serve Customer Centric Community Aligned Committed to the Long-Term Collaborative to Succeed 8 years average tenure 86% overall favorable employee rating Net Promoter Score:741 Collaborative to Succeed • Maintain community banking model led by experienced leaders • Continued collaboration and alignment embodied in the “Central Code” Community Aligned • Engaged participation from employees in local communities • 29,000+ community service hours in 2025, or approximately 10 hours per employee Committed to the Long-Term • Continuous reinvestment into our business • Current modernization project intended to provide real-time API-based capabilities Customer Centric • Grown the number of households served by an average of 3% per year since 2016 and high Net Promoter Score (“NPS”) of 741 • Average ~14 years customer tenure2 24% weighted avg. MSA market share = ~2x peer median3 17

Community Bank Service Model with Best-in-Class Products and Services Strong Roots, Endless Possibilities Notes: 1. ROAA for three months ended March 31, 2026 presented on an annualized basis. Consolidated deposits and loans do not foot to 11 primary market areas due to deposits in our Other Markets. 2. NPS figures are based on most recent annual customer survey and weighted by number of responses for Consumer, Commercial and Wealth lines of business (in the case of Commercial, figure is based on responses from customers who consider the Bank to be their primary financial services provider). 3. Employee satisfaction figures represent share of employees who would recommend working at the bank based on most recent annual employee survey. FL Jefferson CityKansas CityDenver TulsaOklahoma CitySt. Louis Total Deposits Total Loans Return on Average Assets "ROAA" (%)1 Net Promoter Score2 Employee Satisfaction3 Dollars in millions 3/31/2026 3/31/2026 1Q2026 (#) (%) Missouri Markets: Jefferson City 3,344 1,422 2.11% 77 89% Kansas City 3,172 2,040 2.12% 72 81% Columbia 2,547 1,608 2.55% 75 86% St. Louis 1,949 1,986 2.44% 78 91% Springfield 1,615 1,310 2.26% 71 87% Lake of the Ozarks 965 606 2.62% 77 85% Branson 413 324 2.48% 70 78% Sedalia 409 263 2.80% 70 91% Warrensburg 349 191 1.90% 64 94% Other Primary Markets: Oklahoma 348 913 1.80% 71 81% Colorado 352 725 1.53% 78 90% Consolidated 1 15,465 11,562 2.20% 74 86% 18

Reconciliation of Certain Non-GAAP Metrics 19 Interest income (FTE), net interest income (FTE) and net interest margin (FTE) Q1 Q4 Q1 FY26 FY25 FY25 (dollars in thousands, except share and per share data) Interest income $ 258,054 $ 255,284 $ 240,209 Add: Tax-equivalent adjustment ¹ 1,804 1,658 1,581 Interest income (FTE) (non-GAAP) $ 259,858 $ 256,942 $ 241,790 Net interest income {a} $ 208,617 $ 206,463 $ 189,273 Add: Tax-equivalent adjustment ¹ 1,804 1,658 1,581 Net interest income (FTE) (non-GAAP) {b} $ 210,421 $ 208,121 $ 190,854 Average interest-earning assets {c} $ 19,587,272 $ 18,704,393 $ 18,303,676 Net interest margin ² {a ÷ c} 4.32% 4.38% 4.19 % Net interest margin (FTE) (non-GAAP) ² {b ÷ c} 4.36% 4.41% 4.23% ¹ Effective marginal tax rate of 23.84% used for all periods. ² Ratios for the quarters are presented on an annualized basis.

Reconciliation of Certain Non-GAAP Metrics 20 Tangible noninterest expense, adjusted total revenue (FTE) and efficiency ratio (FTE) Q1 Q4 Q1 FY26 FY25 FY25 (dollars in thousands, except share and per share data) Net interest income $ 208,617 $ 206,463 $ 189,273 Noninterest income 65,088 65,771 58,788 Total revenue {a} 273,705 272,234 248,061 Less: Investment securities gains, net — — 109 Add: Tax equivalent adjustment ¹ 1,804 1,658 1,581 Adjusted total revenue (FTE) (non-GAAP) {b} $ 275,509 $ 273,892 $ 249,533 Noninterest expense {c} $ 126,616 $ 129,514 $ 122,261 Less: Amortization of intangible assets 804 807 807 Tangible noninterest expense (non-GAAP) {d} $ 125,812 $ 128,707 $ 121,454 Efficiency ratio {c ÷ a} 46.3% 47.6% 49.3 % Efficiency ratio (FTE) (non-GAAP) {d ÷ b} 45.7% 47.0% 48.7% ¹ Effective marginal tax rate of 23.84% used for all periods.

Reconciliation of Certain Non-GAAP Metrics 21 Tangible common equity, tangible book value per share and tangible common equity to tangible assets Q1 Q4 Q1 FY26 FY25 FY25 (dollars in thousands, except share and per share data) Total stockholders' equity {a} $ 3,798,326 $ 3,783,977 $ 3,243,627 Less: Goodwill and other intangible assets 350,859 351,664 354,084 Tangible common equity (non-GAAP) {b} $ 3,447,467 $ 3,432,313 $ 2,889,543 Total shares of Class A common stock outstanding {c} 239,787 241,106 220,735 Book value per share {a ÷ c} $ 15.84 $ 15.69 $ 14.69 Tangible book value per share (non-GAAP) {b ÷ c} $ 14.38 $ 14.24 $ 13.09 Total assets {d} $ 20,456,371 $ 20,751,978 $ 19,584,460 Less: Goodwill and other intangible assets 350,859 351,664 354,084 Tangible assets (non-GAAP) {e} $ 20,105,512 $ 20,400,314 $ 19,230,376 Total stockholders' equity to total assets {a ÷ d} 18.6% 18.2% 16.6 % Tangible common equity to tangible assets (non-GAAP) {b ÷ e} 17.1% 16.8% 15.0%

Reconciliation of Certain Non-GAAP Metrics 22 Excess tangible common equity, excess tangible book value per share and core tangible book value per share Q1 Q2 Q3 Q4 Q1 FY25 FY25 FY25 FY25 FY26 (dollars in thousands, except share and per share data) Total stockholders' equity {a} $ 3,243,627 $ 3,173,328 $ 3,284,414 $ 3,783,977 $ 3,798,326 Less: Goodwill and other intangible assets 354,084 353,277 352,470 351,664 350,859 Tangible common equity (non-GAAP) {b} $ 2,889,543 $ 2,820,051 $ 2,931,944 $ 3,432,313 $ 3,447,467 Total shares of Class A common stock outstanding {c} 220,735 220,665 220,665 241,106 239,787 Book value per share {a ÷ c} $ 14.69 $ 14.38 $ 14.88 $ 15.69 $ 15.84 Tangible book value per share (non-GAAP) {b ÷ c} $ 13.09 $ 12.78 $ 13.29 $ 14.24 $ 14.38 Target common equity tier 1 ratio {d} 13.5% 13.5% 13.5% 13.5% 13.5 % Risk-weighted assets {e} $ 12,340,031 $ 12,257,589 $ 12,211,732 $ 12,403,247 $ 12,343,255 Target common equity tier 1 capital (non-GAAP) {f} = {d * e} $ 1,665,904 $ 1,654,775 $ 1,648,584 $ 1,674,438 $ 1,666,339 Actual common equity tier 1 capital {h} $ 3,013,943 $ 2,918,057 $ 3,004,815 $ 3,483,247 $ 3,535,782 Excess common equity tier 1 capital (non-GAAP) {i} = {h - f} $ 1,348,039 $ 1,263,282 $ 1,356,231 $ 1,808,809 $ 1,869,443 Excess tangible book value per share (non-GAAP) {i ÷ c} $ 6.11 $ 5.72 $ 6.15 $ 7.50 $ 7.80 Tangible book value per share (non-GAAP) {b ÷ c} $ 13.09 $ 12.78 $ 13.29 $ 14.24 $ 14.38 Less: Excess tangible book value per share (non-GAAP) {i ÷ c} $ 6.11 $ 5.72 $ 6.15 $ 7.50 $ 7.80 Core tangible book value per share (non-GAAP) $ 6.98 $ 7.05 $ 7.14 $ 6.73 $ 6.58

Reconciliation of Certain Non-GAAP Metrics 23 Core earnings per share and excess earnings per share Q1 FY26 (dollars in thousands, except share and per share data) Adjusted net income (non-GAAP) $ 111,088 Less: dividends on RSAs $ 72 Adjusted net income for EPS (non-GAAP) {a} $ 111,016 Weighted average fully diluted shares {b} 240,637 Adjusted earnings per share (non-GAAP) {a ÷ b} $ 0.46 Average excess common equity tier 1 capital 1 (non-GAAP) {c} $ 1,839,126 Assumed % pre-tax interest on excess balances2 {d} 3.65 % Annual pre-tax opportunity cost of excess capital (non-GAAP) {c * d} $ 67,128 Annual after-tax opportunity cost of excess capital3 (non-GAAP) {e} $ 51,125 ROTCE on Excess Capital (non-GAAP) {e ÷ c} 2.8% Quarterly after-tax opportunity cost of excess capital4 (non-GAAP) {f} $ 12,606 Excess earnings per share (non-GAAP) {f ÷ b} $ 0.05 Adjusted earnings per share {a ÷ b} $ 0.46 Less: Excess earnings per share {f ÷ b} $ 0.05 Core earnings per share (non-GAAP) $ 0.41 Annualized earnings per share $ 1.87 Annualized excess earnings per share $ 0.21 Annualized core earnings per share $ 1.66 1Simple average of current quarter and prior quarter. 2Daily average IORB rate for the quarter, source is stlouisfed.org 3Effective marginal tax rate of 23.84% used for all periods. 4Annual after-tax opportunity cost of excess capital divided by number of days in the year multiplied by days in the quarter.

Reconciliation of Certain Non-GAAP Metrics 24 Adjusted return on tangible common equity, core adjusted return on tangible common equity, and adjusted return on tangible common equity on excess capital Q1 FY26 (dollars in thousands, except share and per share data) Average excess common equity tier 1 capital 1 (non-GAAP) {a} $ 1,839,126 Assumed % pre-tax interest on excess balances2 {b} 3.65 % Annual pre-tax opportunity cost of excess capital (non-GAAP) {a * b} $ 67,128 Annual after-tax opportunity cost of excess capital3 (non-GAAP) {c} $ 51,125 ROTCE on Excess Capital (non-GAAP) {c ÷ a} 2.8% Adjusted net income (non-GAAP) $ 111,088 Add: Amortization of intangible assets, net of taxes ³ 612 Adjusted tangible net income (non-GAAP) {d} $ 111,700 Average common equity $ 3,829,585 Less: Average goodwill and other intangible assets 351,380 Average tangible common equity (non-GAAP) {e} $ 3,478,205 Adjusted return on average tangible common equity (non-GAAP) {d ÷ e} 13.0% Average tangible common equity (non-GAAP) $ 3,478,205 Less: Average excess common equity tier 1 capital (non-GAAP) 1,839,126 Average core tangible common equity (non-GAAP) {f} $ 1,639,079 Adjusted tangible net income (non-GAAP) $ 111,700 Less: Quarterly after-tax opportunity cost of excess capital4 (non-GAAP) 12,606 Core adjusted tangible net income (non-GAAP) {g} $ 99,094 Core adjusted return on tangible common equity (non-GAAP) {g ÷ f} 24.5% 1Simple average of current quarter and prior quarter. 2Daily average IORB rate for the quarter, source is stlouisfed.org 3Effective marginal tax rate of 23.84% used for all periods. 4Refer to Core earnings per share and excess earnings per share non-GAAP reconciliation on slide 23